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                                                                    EXHIBIT 99.6

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK
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TYCO INTERNATIONAL LTD.,
A BERMUDA CORPORATION,                                        NO. 02-CV-4633

                   PLAINTIFF,
         V.                                                   COMPLAINT

FRANK E. WALSH, JR.,

                   DEFENDANT.
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     Plaintiff Tyco International Ltd. ("Tyco"), by its undersigned counsel
Boies, Schiller & Flexner LLP, as and for its Complaint against Frank E. Walsh, Jr. ("Walsh"), alleges as follows, with knowledge of its own actions and upon information and belief as to all others matters:

                              NATURE OF THE ACTION

          1. Tyco brings this action against its former Lead Director for restitution, an accounting, unjust enrichment, and damages resulting from Walsh's breaches of his own duties to Tyco and from Walsh's inducing breaches of the duties of other Tyco fiduciaries.

          2. As Tyco's designated "Lead Director", Walsh served as the primary liaison between Tyco's management and the Company's independent directors. Walsh also served as a member of the Board's Corporate Governance and Nominating Committee, and previously served on the Compensation Committee, responsible for determining the compensation and benefits of Tyco's management.

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          3.  As a result of his positions, Walsh owed Tyco fiduciary duties and was obligated to use the power of his positions to advance the interests of the Company and its shareholders, and not for person gain.

          4. Walsh's breaches of duty include promoting the acquisition of CIT by Tyco without informing the Board of Directors that he intended to profit personally from that acquisition through a fee; soliciting and receiving from
L. Dennis Kozlowski, Tyco's former Chairman and CEO, $20 million as a purported fee, in violation of applicable law and the Company's Bye-Laws, without Board approval; and refusing to return those funds when his unauthorized receipt of them was disclosed to the Board.

                                   THE PARTIES

          5. Plaintiff Tyco International Ltd. is a Bermuda corporation whose principal United States subsidiary has its principal place of business in Exeter, New Hampshire and offices in New York City and Boca Raton, Florida.

          6. Defendant Frank E. Walsh, Jr., is a citizen and resident of New Jersey and was at the time of the events set forth herein a member of the Board of Directors of Tyco. Walsh attended meetings regarding Tyco's business in New York.

                             JURISDICTION AND VENUE

          7. The Court has jurisdiction over this action pursuant to its general diversity jurisdiction, 28 U.S.C. Section 1332(a)(2). The amount in controversy, exclusive of interest and costs, exceeds $75,000.

          8. Venue is proper in the Southern District of New York pursuant to 28 U.S.C. Section 1391(a)(2) because a substantial part of the events giving rise to the claims

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asserted occurred in this District, including in Tyco's offices in this District and at other locations in Manhattan.

                               FACTUAL ALLEGATIONS

          9. Walsh served as a member of Tyco's Board of Directors from 1997 through February 2002, and as a Director of a predecessor of Tyco from 1992 to 1997. In 2001, Walsh was a member of the Corporate Governance and Nominating Committee, and had been designated Tyco's "Lead Director" - i.e., the main liaison between Tyco's outside directors and management. Prior to assuming those positions, Walsh had served on and been Chairman of the Board's Compensation Committee.

          10. Walsh knew that Tyco's Bye-Laws (which are the legal equivalent of an American company's articles of incorporation) expressly require Board approval for any compensation paid to any director (Bye-Law 65), and require a director to make full disclosure of his or her interest in any transaction or proposed transaction with the Company. For example, Tyco's Bye-Laws provide:

          A director who to his knowledge is in any way, whether directly or indirectly, interested in a contract or arrangement or proposed contract or arrangement with the Company shall declare the nature of his interest at the meeting of the Directors at which the question of entering into the contract or arrangement is first taken into consideration, if he knows his interest then exists, or in any other case at the first meeting of the Directors after he knows that he is or has become so interested. (Bye-Law 64(7))

          11. Walsh also knew that his duties to the Company forbid any self-dealing, including soliciting or receiving any compensation other than his disclosed compensation as a member of the Board without explicit Board approval based on a finding that such compensation was arms'-length and in the best interests of the Company.

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          12. Walsh also knew that because of his position, self-dealing or other misconduct by him would materially impair Tyco's reputation and credibility.

          13. In late 2000, Walsh responded to a suggestion that Tyco acquire a financial services company by proposing that Tyco acquire the CIT Group, Inc. ("CIT"), and indicated that he would be able to introduce L. Dennis Kozlowski, then Tyco's Chairman and CEO, to CIT's Chairman and CEO.

          14. Walsh thereafter introduced Kozlowski to CIT's CEO, and promoted the CIT acquisition to Kozlowski and to the Tyco Board. At no time prior to the negotiation of the terms agreed to by CIT and Tyco for the acquisition did Walsh ask for a fee or indicate in any way to the Board that he expected to profit personally from the acquisition.

          15. After the terms of the CIT transaction had been agreed to, Walsh asked Kozlowski for a finder's fee to compensate him for his role in the transaction. Walsh ultimately induced Kozlowski to agree to pay him a $20 million "fee" in connection with the CIT acquisition, of which half would be given to a charitable fund designated by Walsh and over which Walsh would exercise control, without Board approval and without informing the Board either of Walsh's intent to receive such compensation or of Kozlowski's agreement to make the payment.

          16. Walsh knew that he was obligated to disclose to the Board his interest in receiving a fee as part of the transaction and that the Tyco Bye-Laws required that any such payment to a director had to be approved by the Board. Walsh violated his duties to the Company and acted unlawfully in not informing the Tyco Board that he intended to

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seek, and was seeking, a substantial finder's fee, and in not seeking the
Board's approval for such a fee.

          17. As the Company's Lead Director and a member and former member of a number of Board Committees, Walsh knew that it would be improper for Kozlowski to agree to the payments Walsh was requesting, that Kozlowski had a clear duty to notify the Board of Walsh's request, and that Walsh himself had a clear duty to notify the Board of his request and of the payment he received in July, 2001. Kozlowski and Walsh knew, intended, and agreed that the payments would be concealed from the Board in violation of Kozlowski's duties and Walsh's own duties.

          18. Based in part on Walsh's promotion of the transaction, the Tyco Board approved the CIT acquisition. At no time did Walsh recuse himself from the Board's consideration of the transaction.

          19. The CIT acquisition closed on or about June 1, 2001. On or about July 31, 2001, Walsh received payments from Plaintiff totaling $20 million: $10 million to Walsh personally and $10 million to a charitable fund that Walsh designated and controlled. Although part of the "fee" was sent directly to the charitable fund, Walsh represented at the time, and has subsequently repeated, that he understood his "fee" to be $20 million, and that the payment to the charitable fund was being made at his direction.

          20. The Tyco Board was not informed, and did not know, of these payments prior to the time they were made, or at any time prior to January, 2002. The Tyco Board never authorized these payments, nor any other compensation of any kind to Walsh beyond his regular, disclosed compensation as a director.

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          21. Walsh owed Tyco strict fiduciary duties, including the duties of loyalty and honesty. Walsh was already compensated for any work performed in connection with the CIT acquisition by the cash payments and stock options paid to each of the Company's directors, as disclosed in the Company's proxy statements. By demanding a fee in addition to his normal compensation as a director, by not seeking Board approval for that fee, and by promoting and actively participating in the discussion of the CIT acquisition without disclosing to the Board that he had a substantial, personal interest in the transaction, Walsh breached his fiduciary duties to Tyco and induced Kozlowski to breach his duties to the Board.

          22. The non-executive members of Tyco's Board first learned of the payments to Walsh in early January 2002, as part of the preparation of Tyco's proxy statement for its 2002 annual general meeting. Walsh was informed that certain non-executive directors believed the payments were improper, and had instructed Kozlowski to get Walsh to return the money. Walsh refused.

          23. Thereafter all the directors discussed the matter of Walsh's payments in person on January 16, 2002. After hearing Walsh's defense of his actions, he was excused from the room while the directors discussed the matter. Walsh was then called back and informed that it was the unanimous view of the directors that his "fee" had not been authorized, was improper, and had to be returned. Walsh again refused, gathered his papers, and left the meeting. In the Company's January 28, 2002 proxy statement for its February 21, 2002 annual general meeting, the Board did not nominate Walsh for re-election as a director, and his term of office expired at the annual general meeting.

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          24. Not later than January 16, 2002, Walsh knew that Tyco was obligated to disclose his payments in its proxy statement that was being prepared and was to be released in two weeks. Walsh also knew, and had been advised, that the disclosure of the payments, particularly if Walsh had not agreed to return them, would cause significant damage to Tyco.

          25. Walsh's wrongful refusal to return the payments when asked to do so, knowing that the Company would shortly have to disclose the payments, was a separate and independent tort, which was reasonably likely to, and did, cause substantial damage to the Company.

          26. On January 28, 2002, Tyco filed its proxy statement for its upcoming annual general meeting with the Securities and Exchange Commission, and the contents of that proxy, including the disclosure of the payments to Walsh, became public. Following this disclosure, which was immediately picked up and publicized in the national financial press, the share price of Tyco's stock fell from $42 to $33.65, reducing the Company's market capitalization by $16.7 billion, in one day.

          27. Tyco has continued to seek the return of the funds received by Walsh in ways short of litigation, but has been unsuccessful.

                              FIRST CAUSE OF ACTION
                                  (RESTITUTION)

          28. Plaintiff realleges paragraphs 1 through 28 as if fully set forth herein.

          29. Under Tyco's Bye-Laws and Bermuda law (the jurisdiction of Tyco's incorporation), the Company's Board of Directors must approve any payment of compensation to any director. Absent authorization by the Board, no agreement to pay

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any form of compensation to a director can be entered into by the corporation, and any purported agreement to pay such compensation is null and void.

          30. The Tyco Board of Directors never authorized the payment to Walsh of any compensation beyond his regular, disclosed compensation as a director. Thus any purported agreement to pay Walsh any fee relating to the CIT transaction is void.

          31. Walsh was and is therefore required to return the $20 million "fee" to Tyco, with applicable interest as permitted by law.

                             SECOND CAUSE OF ACTION
                           (BREACH OF FIDUCIARY DUTY)

          32. Plaintiff realleges paragraphs 1 through 28 as if fully set forth herein.

          33. At all relevant times, Walsh owed the strictest fiduciary duties to Tyco, including duties of loyalty, honesty, and disclosure, and he was required to act in Tyco's best interests, and not for his personal benefit.

          34. Walsh breached his fiduciary duties in various ways, including particularly by

              (a) not disclosing his intent to receive substantial compensation if Tyco's acquisition of CIT was accomplished;

              (b) demanding substantial compensation for making an introduction between Tyco and CIT, and performing other actions within the scope of his duties as a director of Tyco;

              (c) not disclosing to the Board his purported agreement to receive a substantial fee, based on the purchase price Tyco was paying for CIT, and not recusing himself from the Board's deliberations on the transaction;

              (d) not returning the funds when asked to do so, first by
                      individual directors and then by all the directors on January 16, 2002, even though he knew that the payments would be disclosed, and had been advised that the disclosure of the payments would likely cause harm to Tyco; and

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              (e) failing properly to fulfill his duties as Lead Director and a member of the Board, including by failing to properly monitor and review the performance and conduct of management.

          35. In fact, Walsh's position at the time as Tyco's Lead Director and member of the Corporate Governance and Nominating Committee made it overwhelmingly likely that the disclosure of his payments would cause substantial harm to the Company's reputation and credibility in the marketplace, which it did.

          36. Walsh is therefore liable to Tyco for all the loss suffered by the Company as a result of Walsh's conduct, including his refusal in January 2002 to return the funds in question.

          37. Because of the intentional nature of Walsh's wrongful conduct, and Walsh's abuse of his position of trust, Tyco is entitled to punitive as well as compensatory damages.

                              THIRD CAUSE OF ACTION
                                  (CONVERSION)

          38. Plaintiff realleges paragraphs 1 through 28 and 30-31 as if fully set forth herein.

          39. In violation of the Tyco Bye-Laws, without the knowledge of the Tyco Board of Directors, and without seeking the Board's approval, Walsh wrongfully demanded and received $20 million of Tyco's corporate funds as a purported finder's fee for introducing Tyco to CIT.

          40. Tyco was at all times entitled to possession of the $20 million in corporate funds wrongfully received by Walsh. Moreover, when the Tyco Board of

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Directors learned that Walsh had received the payment, the Board demanded that
Walsh return the $20 million of corporate funds to Tyco.

          41. By wrongfully obtaining the $20 million of corporate funds, by converting such funds to his own use without right or legitimate title thereto, and by wrongfully refusing to return the $20 million of corporate funds to Tyco upon demand, Walsh wrongfully converted the corporate funds to his own use.

          42. As a result of Walsh's conversion and retention of Tyco corporate funds, Tyco has been damaged in an amount in excess of $20 million plus interest.

          43. Because of the intentional nature of Walsh's wrongful conduct, and Walsh's abuse of his position of trust, Tyco is entitled to punitive as well as compensatory damages.

                             FOURTH CAUSE OF ACTION
                   (MONEY HAD AND RECEIVED/UNJUST ENRICHMENT)

          44. Plaintiff realleges paragraphs 1 through 28, 30-31, and 41 as if fully set forth herein.

          45. Walsh has been unjustly enriched by his receipt and retention of $20 million of Tyco corporate funds.

          46. Under principles of equity and good conscience, Walsh should not be permitted to keep the $20 million of Tyco corporate funds that he wrongfully received.

          47. As a result of Walsh's money had and received, Walsh is indebted to Tyco in the amount of $20 million plus interest.

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                              FIFTH CAUSE OF ACTION
                              (CONSTRUCTIVE TRUST)

          48. Plaintiff realleges paragraphs 1 through 28, 30-31, and 41 as if fully set forth herein.

          49. Because $20 million in Tyco corporate funds received by Walsh at all times belonged to Tyco, Walsh received the corporate funds subject to a constructive trust and Tyco is entitled to the imposition of a constructive trust on the corporate funds received by Walsh.

                              SIXTH CAUSE OF ACTION
                       (INDUCING BREACH OF FIDUCIARY DUTY)

          50. Plaintiff realleges paragraphs 1 through 28, 30-31, and 41 as if fully set forth herein.

          51. Walsh used his position as Lead Director and a member of the Board's Corporate Governance and Nominating Committee to induce the Company's officers to make the improper $20 million payments to and for the benefit of Walsh, to then conceal such payments from the Board, and to delay and obstruct efforts to recover such payments from Walsh.

          52. Walsh's conduct has damaged, and foreseeably could be expected to damage, Tyco; and Walsh is liable to Tyco for the amount of such damage.

          53. Because of the intentional nature of Walsh's misconduct, and his abuse of his position of trust, Tyco is entitled to an award of punitive damages.

     WHEREFORE, Tyco respectfully requests that the Court enter judgment in Plaintiff Tyco's favor, and against Defendant Walsh, as follows:

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     A.   Ordering Walsh to disgorge the $20 million in funds to Tyco, with interest as allowed by law, and imposing a constructive trust on such funds and on any proceeds Walsh has received from his use of the $20 million and on any benefit he obtained by the use of said funds;

     B. Awarding Tyco damages for the damage it has suffered as a result of Walsh's breaches of fiduciary duty alleged herein, including the damage suffered as a result of Walsh's refusal to return the wrongfully-held funds when asked to do so by the Board in January 2002;

     C.   Awarding Tyco punitive damages; and

     D. Awarding Tyco such other and further relief, including interest, costs, disbursements and attorneys' fees incurred herein, as permitted by law.

June 17, 2002
                                               BOIES, SCHILLER & FLEXNER LLP

                                           By:   /s/ Paul R. Verkuil
                                               ------------------------
                                               Paul R. Verkuil (PV-5978)
                                               Nicholas J. Gravante, Jr.
                                               Harlan Levy
                                               570 Lexington Avenue, 16th Floor
                                               New York, New York 10022
                                               (212) 446-2300

                                               Ann M. Galvani
                                               Andrew W. Hayes
                                               Marilyn Kunstler
                                               80 Business Park Drive, Suite 110
                                               Armonk, New York 10504
                                               (914) 273-9800

                                               ATTORNEYS FOR PLAINTIFF
                                               TYCO INTERNATIONAL LTD.

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